Exhibit 32.1
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                                  CERTIFICATION
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Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Standard Microsystems Corporation (the Company), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended February 29, 2004 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2004                     By: /s/ Steven J. Bilodeau
                                            ----------------------
                                                  (signature)

                                            Steven J. Bilodeau
                                            Chairman of the Board, President and
                                            Chief Executive Officer



                                        By: /s/ Andrew M. Caggia
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                                                  (signature)

                                            Andrew M. Caggia
                                            Senior Vice President - Finance
                                            and Chief Financial Officer